Exhibit 99.1

FINANCIAL NEWS

SANMINA REPORTS Fourth quarter and FULL fiscal 2022 financial results

San Jose, CA – November 7, 2022. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the fourth quarter and fiscal year ended October 1, 2022 and outlook for its fiscal first quarter ending December 31, 2022.

Fourth Quarter Fiscal 2022 Financial Highlights		Fiscal Year 2022 Financial Highlights
▪	Revenue: $2.2 billion	▪	Revenue: $7.9 billion
▪	GAAP operating margin: 5.0%	▪	GAAP operating margin: 4.7%
▪	GAAP diluted EPS: $1.08	▪	GAAP diluted EPS: $4.06

▪	Non-GAAP(1) operating margin: 5.6%	▪	Non-GAAP operating margin: 5.3%
▪	Non-GAAP diluted EPS: $1.50	▪	Non-GAAP diluted EPS: $4.99

Additional Highlights
▪	Cash flow from operations: Q4 $82 million and FY’22 $331 million
▪	Free cash flow: Q4 $34 million and FY’22 $201 million
▪	Share repurchases: 535,000 shares for $24 million in Q4 and 8 million shares for $317 million in FY’22
▪	Q4 ending cash and cash equivalents: $530 million
▪	Q4 non-GAAP pre-tax ROIC: 34.1%

(1)	Non-GAAP financial measures exclude charges or gains relating to: stock-based compensation expenses; restructuring costs (including employee severance costs, environmental investigation, remediation and related costs and other charges related to excess facilities and assets); acquisition and integration costs (consisting of costs associated with the acquisition and integration of acquired businesses into our operations); impairment charges for goodwill and other assets; amortization expense; and other unusual or infrequent items (e.g. charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, gains and losses on sales of assets, deferred tax adjustments and discrete tax items). See Schedule 1 below for more information regarding our use of non-GAAP financial measures, including the economic substance behind each exclusion, the manner in which management uses non-GAAP measures to conduct and evaluate the business, the material limitations associated with using such measures and the manner in which management compensates for such limitations. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.

“We are pleased with our financial results for the fourth quarter and fiscal year. Broad-based demand and solid execution were the key drivers to sequential and year-over-year revenue, non-GAAP operating margin and non-GAAP EPS growth,” stated Jure Sola, Chairman and Chief Executive Officer of Sanmina Corporation. “We continue to see strong demand in our first quarter and expect growth in fiscal 2023 based on our current business and new opportunities.”

“We are executing our long-term strategy of expanding our presence in end-markets that require greater technical expertise, complex mission critical end-to-end solutions and embedded resilience that will give us a competitive advantage and further strengthen our financial model,” concluded Sola.

First Quarter Fiscal 2023 Outlook

The following outlook is for the fiscal first quarter ending December 31, 2022. These statements are forward-looking and actual results may differ materially.

▪	Revenue between $2.1 billion to $2.2 billion
▪	GAAP diluted earnings per share(2) between $1.22 to $1.32
▪	Non-GAAP diluted earnings per share(2) between $1.41 to $1.51

(2)	Reflects the non-cash reduction in net income of an estimated $2.5 million for partner’s equity interest in the net income of Indian JV.

The statements above concerning our financial outlook for the first quarter and expectations for fiscal year 2023 growth constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, most notably ongoing supply chain constraints, including those resulting from the continuing impacts of the COVID-19 pandemic, and geopolitical uncertainty, including from the conflict in Ukraine. Other factors that could cause our results to differ from our outlook include adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; and the other factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission (“SEC”).

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.

Company Conference Call Information

Sanmina will hold a conference call to review its financial results for the fourth quarter and fiscal year 2022 and outlook for the first quarter fiscal 2023 on Monday, November 7, 2022 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 866-652-5200 and international 412-317-6060, access code is 10172946. The conference will also be webcast live over the Internet. You can log on to the live webcast at Q4 and Fiscal Year 2022 Earnings Webcast. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 877-344-7529 and international 412-317-0088, access code is 4302881.

About Sanmina

Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the communications networks, cloud solutions, industrial, defense, medical and automotive markets. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.

Sanmina Contact

Paige Melching

SVP, Investor Communications

408-964-3610

Sanmina Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(GAAP)

	October 1,	October 2,
	2022	2021
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$529,857	$650,026
Accounts receivable, net	1,138,894	1,192,434
Contract assets	503,674	348,741
Inventories	1,691,081	1,036,511
Prepaid expenses and other current assets	62,044	53,952
Total current assets	3,925,550	3,281,664

Property, plant and equipment, net	575,170	532,985
Deferred tax assets	198,588	235,117
Other	160,192	156,953
Total assets	$4,859,500	$4,206,719

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,029,534	$1,464,693
Accrued liabilities	275,735	161,896
Accrued payroll and related benefits	130,892	117,648
Short-term debt, including current portion of long-term debt	17,500	18,750
Total current liabilities	2,453,661	1,762,987

Long-term liabilities:
Long-term debt	329,237	311,572
Other	215,333	253,532
Total long-term liabilities	544,570	565,104

Stockholders' equity	1,861,269	1,878,628
Total liabilities and stockholders' equity	$4,859,500	$4,206,719

Sanmina Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

(GAAP)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	October 1,	October 2,	October 1,	October 2,
	2022	2021	2022	2021
Net sales	$2,202,561	$1,643,976	$7,890,475	$6,756,643
Cost of sales	2,024,172	1,513,094	7,249,961	6,204,838
Gross profit	178,389	130,882	640,514	551,805
Operating expenses:
Selling, general and administrative	59,771	56,990	244,569	234,537
Research and development	6,023	5,484	21,343	20,911
Restructuring and other	3,085	1,655	6,815	15,057
Total operating expenses	68,879	64,129	272,727	270,505
Operating income	109,510	66,753	367,787	281,300
Interest income	430	234	1,628	925
Interest expense	(7,111)	(4,894)	(22,473)	(19,551)
Other income (expense), net	(19,204)	7,063	(26,314)	44,331
Interest and other, net	(25,885)	2,403	(47,159)	25,705
Income before income taxes	83,625	69,156	320,628	307,005
Provision for income taxes	18,901	12,591	64,507	38,007
Net income	$64,724	$56,565	$256,121	$268,998

Basic income per share	$1.12	$0.87	$4.18	$4.12
Diluted income per share	$1.08	$0.84	$4.06	$4.01

Weighted-average shares used in
computing per share amounts:
Basic	58,023	65,352	61,310	65,318
Diluted	59,844	67,146	63,117	67,084

Sanmina Corporation

Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2022	2022	2021	2022	2021
GAAP Operating Income	$109,510	$94,618	$66,753	$367,787	$281,300
GAAP operating margin	5.0%	4.7%	4.1%	4.7%	4.2%
Adjustments:
Stock compensation expense (1)	10,563	10,683	8,829	39,608	34,977
Amortization of intangible assets	234	251	274	1,010	558
Distressed customer charges (2)	-	-	-	-	(1,049)
Legal and other (3)	-	500	830	1,333	2,703
Restructuring costs	3,085	3,994	1,655	11,425	15,057
Transaction costs	-	200	-	700	-
Gain on sales of long-lived assets	-	-	-	(4,610)	-
Non-GAAP Operating Income	$123,392	$110,246	$78,341	$417,253	$333,546
Non-GAAP operating margin	5.6%	5.5%	4.8%	5.3%	4.9%

GAAP Net Income	$64,724	$79,543	$56,565	$256,121	$268,998

Adjustments:
Operating income adjustments (see above)	13,882	15,628	11,588	49,466	52,246
Gain on liquidation of foreign entity	-	-	-	-	(8,493)
Loss on termination of pension plan	2,380	-	-	2,380	-
(Gain) / reversal of gain on sale of intellectual property	7,000	-	-	7,000	(15,000)
Loss on extinguishment of debt	1,370	-	-	1,370	-
Legal and other (3)	-	-	(7,692)	(110)	(15,939)
Adjustments for taxes (4)	489	(14,818)	3,377	(1,588)	(15,625)
Non-GAAP Net Income	$89,845	$80,353	$63,838	$314,639	$266,187

GAAP Net Income Per Share:
Basic	$1.12	$1.33	$0.87	$4.18	$4.12
Diluted	$1.08	$1.29	$0.84	$4.06	$4.01

Non-GAAP Net Income Per Share:
Basic	$1.55	$1.34	$0.98	$5.13	$4.08
Diluted	$1.50	$1.30	$0.95	$4.99	$3.97

Weighted-average shares used in computing per share amounts:
Basic	58,023	59,970	65,352	61,310	65,318
Diluted	59,844	61,702	67,146	63,117	67,084

(1) Stock compensation expense was as follows:
Cost of sales	$3,610	$3,724	$3,710	$14,065	$14,472
Selling, general and administrative	6,807	6,819	5,009	25,037	20,119
Research and development	146	140	110	506	386
Total	$10,563	$10,683	$8,829	$39,608	$34,977

(2)	Relates to accounts receivable and inventory write-downs (recoveries) associated with distressed customers.

(3)	Represents expenses, charges and recoveries associated with certain legal matters.

(4) GAAP provision for income taxes	$18,901	$2,226	$12,591	$64,507	$38,007
Adjustments:
Tax impact of operating income adjustments	879	534	347	1,926	1,363
Discrete tax items	2,415	18,394	3,337	16,899	34,237
Deferred tax adjustments	(3,783)	(4,110)	(7,061)	(17,237)	(19,975)
Subtotal - adjustments for taxes	(489)	14,818	(3,377)	1,588	15,625
Non-GAAP provision for income taxes	$18,412	$17,044	$9,214	$66,095	$53,632

Q1 FY23 Earnings Per Share Outlook*:	Q1 FY23 EPS Range
	Low	High
GAAP diluted earnings per share	$1.22	$1.32
Stock compensation expense	$0.19	$0.19
Non-GAAP diluted earnings per share	$1.41	$1.51

* Due to uncertainty regarding the timing of recognition of restructuring charges, impairment charges and other unusual or infrequent items, if any, that could be incurred during the first quarter of FY23, an estimate of such items is not included in the outlook for Q1 FY23 GAAP EPS.

Sanmina Corporation

Condensed Consolidated Cash Flow

($ in thousands)

(Unaudited)

	Three Month Periods					Twelve Month Periods
($ in thousands)	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	FY22	FY21
GAAP Net Income	$64,724	$79,543	$53,220	$58,634	$56,565	$256,121	$268,998
Depreciation and amortization	26,686	27,065	27,567	27,465	27,452	108,783	109,656
Other, net	35,180	18,739	15,429	12,101	9,673	81,449	44,066
Net change in net working capital	(44,692)	(23,664)	(17,243)	(29,900)	(1,969)	(115,499)	(84,378)
Cash provided by operating activities	81,898	101,683	78,973	68,300	91,721	330,854	338,342

Purchases of long-term investments	(300)	(700)	(1,000)	-	(1,000)	(2,000)	(2,705)
Net purchases of property & equipment	(48,155)	(37,434)	(27,263)	(17,362)	(29,490)	(130,214)	(72,212)
Proceeds from sale of intellectual property	-	-	-	-	-	-	5,000
Cash paid for businesses acquired	-	-	-	-	-	-	(21,408)
Cash used in investing activities	(48,455)	(38,134)	(28,263)	(17,362)	(30,490)	(132,214)	(91,325)

Net share repurchases	(23,438)	(124,365)	(113,146)	(67,773)	(32,394)	(328,722)	(61,066)
Net borrowing activities	27,987	(4,688)	(4,688)	(4,688)	(4,688)	13,923	(18,752)
Proceeds from other notes receivable	-	500	-	-	2,500	500	2,500
Cash provided by (used for) financing activities	4,549	(128,553)	(117,834)	(72,461)	(34,582)	(314,299)	(77,318)

Effect of exchange rate changes	(1,440)	(1,584)	(700)	(786)	(467)	(4,510)	(199)

Net change in cash & cash equivalents	$36,552	$(66,588)	$(67,824)	$(22,309)	$26,182	$(120,169)	$169,500

Free cash flow:
Cash provided by operating activities	$81,898	$101,683	$78,973	$68,300	$91,721	$330,854	$338,342
Net purchases of property & equipment	(48,155)	(37,434)	(27,263)	(17,362)	(29,490)	(130,214)	(72,212)
Proceeds from sale of intellectual property	-	500	-	-	2,500	500	7,500
	$33,743	$64,749	$51,710	$50,938	$64,731	$201,140	$273,630

Sanmina Corporation

Pre-Tax Return on Invested Capital (ROIC)

($ in thousands)

(Unaudited)

		Three Month Periods
($ in thousands)		Q4 FY22	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21
Pre-tax Return on Invested Capital (ROIC)

GAAP operating income		$109,510	$94,618	$82,226	$81,433	$66,753
	x	4.0	4.0	4.0	4.0	4.0
Annualized GAAP operating income		438,040	378,472	328,904	325,732	267,012
Average invested capital (1)	÷	1,447,439	1,397,241	1,365,669	1,337,989	1,316,373
GAAP pre-tax ROIC		30.3%	27.1%	24.1%	24.3%	20.3%

Non-GAAP operating income		$123,392	$110,246	$95,251	$88,364	$78,341
	x	4.0	4.0	4.0	4.0	4.0
Annualized non-GAAP operating income		493,568	440,984	381,004	353,456	313,364
Average invested capital (1)	÷	1,447,439	1,397,241	1,365,669	1,337,989	1,316,373
Non-GAAP pre-tax ROIC		34.1%	31.6%	27.9%	26.4%	23.8%

(1) Invested capital is defined as total assets (not including cash and cash equivalents and deferred tax assets) less total liabilities (excluding short-term and long-term debt).

Schedule 1

The statements above and financial information provided in this earnings release include non-GAAP measures of operating income, operating margin, net income, diluted earnings per share and pre-tax return on invested capital (ROIC). Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because they are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the items excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of severance, lease termination costs, exit costs, environmental investigation, remediation and related costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) generally do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, gains and losses on sales of assets, deferred tax adjustments and discrete tax items, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items.  Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates.  In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.